Exhibit 10.5

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of July 1, 2013 (the “Amendment Date”), by and among HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company (collectively, “Landlord”), and TA LEASING LLC, a Delaware limited liability company (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Lease Agreement, dated as of January 31, 2007, as modified by that certain First Amendment to Lease Agreement, dated as of May 12, 2008, by and among Landlord and Tenant, that certain Deferral Agreement, dated as of August 11, 2008, by and among Landlord, Tenant, Hospitality Properties Trust (“HPT”), HPT PSC Properties Trust, HPT PSC Properties LLC (together with HPT PSC Properties Trust, collectively, “HPT PSC”), TravelCenters of America LLC (“TCA”) and TA Operating LLC (successor by merger to Petro Stopping Centers, L.P.) (“TA Operating”), that certain Amendment Agreement, dated as of January 31, 2011, by and among Landlord, Tenant, HPT, HPT PSC, TCA and TA Operating, and that certain Amendment Agreement, dated as of April 15, 2013, by and among Landlord, Tenant, HPT PSC and TA Operating (as so modified, the “Lease”), Landlord leases to Tenant and Tenant leases from Landlord certain premises at various locations, as more particularly described in the Lease; and

WHEREAS, HPT TA Properties LLC has acquired a fee interest in certain land (the “Brunswick Land Parcel”) adjacent to the portion of the Leased Property located at 2995 US Highway 17 South, Brunswick, Georgia, as more particularly described on Exhibit A-30 to the Lease; and

WHEREAS, HPT TA Properties LLC has acquired a fee interest in certain land (the “Seymour Land Parcel”) adjacent to the portion of the Leased Property located at 2636 E. Tipton Street, Seymour, Indiana, as more particularly described on Exhibit A-49 to the Lease; and

WHEREAS, HPT TA Properties Trust has acquired a fee interest in certain land (the “Binghamton Land Parcel”, and together with the Brunswick Land Parcel and the Seymour Land Parcel, collectively, the “Additional Land Parcels”) adjacent to the portion of the Leased Property located at 753 Upper Court St., Binghamton, New York, as more particularly described on Exhibit A-84 to the Lease; and

WHEREAS, HPT TA Properties Trust has acquired the fee interest in the portion of the Leased Property previously ground leased from a third party and located at 125 Neelytown Road, Montgomery, New York, as more particularly described on Exhibit A-88 to the Lease (the “Maybrook Property”); and

WHEREAS, Landlord and Tenant desire to amend the Lease, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             Capitalized Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Lease.

2.             Minimum Rent.  With respect to the period commencing on the Amendment Date and continuing through December 31, 2022, Minimum Rent shall be $151,655,400.98 per annum, subject to adjustment as provided in Section 3.1.1(b) of the Lease.

3.             Exhibit A-84.  Effective as of June 13, 2012, Exhibit A-84 to the Lease is hereby deleted in its entirety and Exhibit A-84 attached hereto is hereby inserted in its place.

4.             Exhibits A-30 and A-49.  Effective as of Amendment Date, Exhibits A-30 and A-49 to the Lease are hereby deleted in their entirety and Exhibits A-30 and A-49 attached hereto are hereby inserted in their place.

5.             Statement of Limited Liability.  THE DECLARATION OF TRUST ESTABLISHING HPT TA PROPERTIES TRUST, DATED NOVEMBER 29, 2006, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT TA PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT TA PROPERTIES TRUST.  ALL PERSONS DEALING WITH HPT TA PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT TA PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

6.             Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA LEASING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President and General Counsel

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Reference is made to that certain Sublease Agreement dated January 31, 2007 (the “Sublease”), between Tenant and TA OPERATING LLC, a Delaware limited liability company (“Subtenant”), pursuant to which Tenant subleases to Subtenant the Leased Property.  Tenant and Subtenant hereby confirm that all references in the Sublease to the word “Lease” shall mean the Lease, as amended by this Amendment, and Tenant and Subtenant hereby reaffirm the Sublease, as so amended.

TENANT:

TA LEASING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President and General Counsel

SUBTENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President and General Counsel

4

Reference is made to that certain Guaranty Agreement dated January 31, 2007 (the “Guaranty”), given by TRAVELCENTERS OF AMERICA LLC, TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC and TA OPERATING LLC, each a Delaware limited liability company (collectively, the “Guarantors”) to Landlord, pursuant to which the Guarantors guarantee Tenant’s obligations under the Lease.  The Guarantors hereby confirm that all references in the Guaranty to the word “Lease” shall mean the Lease, as amended by this Amendment, and the Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President and General Counsel

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President and General Counsel

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President and General Counsel

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EXHIBIT A-30

[See attached legal description for Brunswick, Georgia property]

{B1595038; 1}

A-30

3.004 Brunswick, GA
2995 US Highway 17 South
Brunswick, GA 31525
(TCA Site No. 4)

Legal Description

Parcel I:

ALL THAT CERTAIN LOT, TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN GEORGIA MILITIA DISTRICT 27, GLYNN COUNTY GEORGIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A CONCRETE MONUMENT FOUND AT THE INTERESECTION OF THE SOUTHERN RIGHT-OF-WAY OF U.S. HIGHWAY NO. 17 AND THE WESTERN RIGHT-OF-WAY OF INTERESTATE 95 - RAMP "M", PROCEED ALONG SAID RAMP RIGHT-OF-WAY SOUTH 21 DEGREES 26 MINUTES 31 SECONDS EAST FOR A DISTANCE OF 302.46 FEET TO A CONCRETE MONUMENT FOUND, THENCE CONTINUING ALONG SAID RAMP RIGHT-OF-WAY SOUTH 00 DEGREES 42 SECONDS WEST FOR A DISTANCE OF 144.27 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 63 DEGREES 57 MINUTES 27 SECONDS WEST FOR A DISTANCE OF 317.16 FEET TO A CONCRETE MONUMENT FOUND, THENCE PROCEED SOUTH 13 DEGREES 12 MINUTES 21 SECONDS EAST FOR A DISTANCE OF 800.86 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 14 DEGREES 37 MINUTES 37 SECONDS WEST FOR A DISTANCE OF 86.09 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 27 DEGREES 23 MINUTES 47 SECONDS WEST FOR A DISTANCE OF 500.10 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 28 DEGREES 32 MINUTES 12 SECONDS WEST FOR A DISTANCE OF 399.80 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 28 DEGREES 32 MINUTES 32 SECONDS WEST FOR A DISTANCE OF 599.99 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 61 DEGREES 30 MINUTES 00 SECONDS WEST FOR A DISTANCE OF 19.15 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 1 DEGREE 22 MINUTES 09 SECONDS EAST FOR A DISTANCE OF 612.80 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 33 DEGREES 21 MINUTES 51 SECONDS EAST FOR A DISTANCE OF 983.50 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 33 DEGREES 21 MINUTES 51 SECONDS EAST FOR A DISTANCE OF 140.00 FEET TO AN IRON PIN SET, THENCE NORTH 12 DEGREES 08 MINUTES 47 SECONDS WEST FOR A DISTANCE OF 534.38 FEET TO AN IRON PIN SET, THENCE NORTH 84 DEGREES 08 MINUTES 14 SECONDS WEST FOR A DISTANCE OF 236.69 FEET TO AN IRON PIN SET, THENCE SOUTH 71 DEGREES 52 MINUTES 00 SECONDS WEST FOR A DISTANCE OF 255.71 FEET TO AN IRON PIN SET, THENCE NORTH 66 DEGREES 41 MINUTES 30 SECONDS WEST FOR A DISTANCE OF 469.36 FEET TO AN IRON PIN SET, SAID MONUMENT BEING LOCATED ON THE EASTERN LINE OF DUNGENESS DRIVE, A 100 FOOT WIDE PRIVATE EASEMENT, THENCE ALONG SAID EASTERN LINE OF DUNGENESS DRIVE NORTH 24 DEGREES 59 MINUTES 00 SECONDS EAST FOR A DISTANCE OF 964.87 FEET TO A CONCRETE MONUMENT FOUND, SAID MONUMENT BEING LOCATED AT INTERSECTION OF THE SAID EASTERN LINE OF DUNGENESS DRIVE AND THE SOUTHERN RIGHT-OF-WAY OF U.S. HIGHWAY NO. 17, THENCE PROCEED ALONG SAID RIGHT-OF-WAY OF U.S. HIGHWAY NO. 17 SOUTH 64 DEGREES 57 SECONDS 28 SECONDS EAST FOR A DISTANCE OF 413.63 FEET TO A CONCRETE MONUMENT FOUND, THENCE CONTINUING ALONG SAID RIGHT-OF-WAU OF U.S. HIGHWAY NO. 17 SOUTH 64 DEGREES 57 MINUTES 28 SECONDS EAST FOR A DISTANCE OF 382.77 FEET TO A CONCRETE MONUMENT FOUND AND THE TRUE POINT OF BEGINNING.

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Also being insured as follows:

Also encumbering the following described land to the extent not included in the aforedescribed land:

All of those certain tracts or parcels of land situate, lying, and being the 27th G.M.D. in Glynn County, Georgia and being a tract of 16.02 acres and tract of 7.87 acres lying together and forming one tract of land described and identified according to the plat of survey by COMINE COASTAL SURVEYING, INC. entitled "A boundary survey for TRUCKSTOP'S INCORPORATED OF AMERICA, a portion the S.W. quadrant of the intersection of U.S. Highway 17 and Interstate 95 G.M.D. 27, Glynn County, Georgia, December 10, 1976, Scale 1" = 100'." Reference is hereby made to said plat for the purpose of establishing the location, boundaries and dimensions of the tracts hereby conveyed, which are more particularly described as follows, to-wit:

To find the beginning point commence at the point of intersection of the centerline of U. S. Highway No. 17 with the centerline of I-95 and run N 64°01' W 1,745.77 feet to a point; thence run S 24°59'W 150 feet to a point thence run S 65°01' E 50 feet to a concrete monument marking the northwest corner of said 16.02 acre tract and the BEGINNING POINT; and from said beginning point running thence on the following stated courses for the following stated distances:

S 65°01' E for 413.63 feet; S 13°11' E for 1,548.00 feet to a concrete monument; S 14°37'30" W for 86.09 feet to a concrete R/W monument; S 27°23'06" W for 500.04 feet to a concrete R/W monument; S 28°29'56" W for 399.80 feet to a concrete R/W monument; S 28°29'56" W for 600.05 feet to a concrete R/W monument; N 61°30'04" W for 20.00 feet to a concrete monument; N 01°22'09" E for 612.80 feet to a concrete monument; N 33°21'51" E for 983.50 feet to a concrete monument; N 33°21'51" E for 140.00 feet to a concrete monument; N 12°08'47" W for 534.38 feet to a concrete monument N 84°08'14" W for 236.69 feet to a concrete monument; S 71°52' W for 255.71 feet to a concrete monument; N 66°41'30" W for 469.36 feet to a concrete monument; N 24°59' E for 965.34 feet to the BEGINNING POINT.

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Also included are the following rights:

1. The non-exclusive right to use the lake adjacent to the above conveyed premises in a reasonable manner for recreational purposes, subject to prudent rules and regulations promulgated by The 17-95 Corporation (a Georgia corporation which conveyed the above described property to Lessor and which hereinafter is referred to as "Lessor's Grantor") from time to time. Such Lessor's Grantor has not guaranteed, however, the maintenance of any water level in said lake.

2. The non-exclusive right of surface drainage from the described premises into said lake.

3. The non-exclusive right of ingress through, over, on and across the one hundred (100) foot road which borders the premises above described on the westerly side as shown on said Conine survey.

All that certain lot, tract or parcel of land situate, lying and being in Glynn County, Georgia, in the 27th District, G.M. therein, described and identified according to a plat of survey made by James L. Conine, Georgia Registered Surveyor No.1545, dated May 27, 1980 a copy of said plat being attached hereto as Exhibit "A" and made a part hereof, as follows, to-wit: BEGINNING at a point where the southern line of U.S. Highway No. 17, a 300 foot right-of-way, is intersected by the western entrance ramp to Interstate Highway No. 95, and from said beginning point run thence South 21 degrees 30 minutes East for a distance of 302.23 feet to a concrete monument; thence run South 00 degrees 42 minutes 46 seconds West for a distances of 144.27 feet to a concrete monument; thence run South 63 degrees 45 minutes West for a distance of 317.57 feet to a concrete monument; thence run North 13 degrees 11 minutes West for a distance at 746.8 feet to a concrete monument located on the southern line of U.S. Highway No. 17; thence run South 65 degrees 01 minutes East along said line of said Highway No. 17, for a distance of 382.15 feet to the point or place of beginning.

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Parcel II:

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN GEORGIA MILITIA DISTRICT 27, GLYNN COUNTY, GEORGIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TO FIND THE TRUE POINT OF BEGINNING, COMMENCE AT THE INTERSECTION OF THE SOUTHERN RIGHT OF WAY OF U.S. HIGHWAY NO. 17 AND THE WESTERN RIGHT OF WAY OF INTERSTATE 95 — RAMP "M"; THENCE, PROCEED SOUTH 21 DEGREES 26 MINUTES 31 SECONDS EAST FOR A DISTANCE OF 302.46 FEET TO A POINT; THENCE SOUTH 00 DEGREES 42 MINUTES 46 SECONDS WEST FOR A DISTANCE OF 144.27 FEET TO A POINT AND THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING, AS THUS ESTABLISHED, PROCEED SOUTH 00 DEGREES 42 MINUTES 46 SECONDS WEST FOR A DISTANCE OF 554.57 FEET TO A POINT; THENCE SOUTH 14 DEGREES 37 MINUTES 37 SECONDS WEST FOR A DISTANCE OF 376.61 FEET TO A POINT; THENCE NORTH 13 DEGREES 12 MINUTES 21 SECONDS WEST FOR A DISTANCE OF 800.86 FEET TO A POINT; THENCE NORTH 63 DEGREES 57 MINUTES 27 SECONDS EAST FOR A DISTANCE OF 317.16 FEET TO A POINT AND THE TRUE POINT OF BEGINNING.

CONTAINING WITHIN SAID BOUNDS 3.419 ACRES (148,938 SQUARE FEET) MORE OR LESS.

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EXHIBIT A-49

[See attached legal description for Seymour, Indiana property]

{B1595038; 1}

A-49

3.065 Seymour, IN
2636 E. Tipton Street
Seymour, IN 47274
(TCA Site No. 65)

Legal Description

Parcel I:

A part of the Southeast quarter of Section Fifteen (15), Township Six (6) North, Range Six (6) East, more particularly described as follows: Commencing at the Southeast corner of the section; thence along the East line of said section, North 00 degrees 58 minutes 00 seconds East (an assumed bearing) 295.92 feet to a set P.K. nail at the point of beginning of this description; thence along the North line of Commerce Park (a commercial subdivision in Jackson County); South 89 degrees 42 minutes 59 seconds West 1339.24 feet to a found iron pin on the West line of the Southeast quarter of the Southeast quarter of Section 15; thence along said West line, North 01 degrees 49 minutes 58 seconds East, 363.00 feet to a found iron pin; thence continuing North 01 degree, 49 minutes 58 seconds East, 424.78 feet to a set iron pin on the Southerly right-of-way of a Frontage Road; thence along said right-of-way the following courses: South 89 degrees 53 minutes 28 seconds East, 403.65 feet to a set iron pin at a point of curvature; thence following the arc of a 100 foot radius curve to the left, a true arc distance of 157.08 feet to a set drill hole at a point of tangent, said curve has a chord which is 141.42 feet in length and bears North 44 degrees 04 minutes 46 seconds East; thence continuing along said right-of-way, North 01 degree 11 minutes 25 seconds West 14.38 feet to a set drill hole on the Southerly right-of-way of US Highway 50; thence along said right-of-way the following courses: North 89 degrees 44 minutes 08 seconds East 122.12 feet to a set chiseled "X" in conc.. curb; thence North 80 degrees 03 minutes 05 seconds East 354.68 feet to a found iron pin; thence leaving said right-of-way, South 00 degrees 36 minutes 05 seconds West 300.13 feet to a found iron pin; thence South 89 degrees 24 minutes 05 seconds East 355.04 feet to a set P.K. nail on the East line of said Section 15; thence along said section line, South 00 degrees 58 minutes 00 seconds West, 291.07 feet to a set P.K. nail; thence south 89 degrees 37 minutes 40 seconds West 250.29 feet to a found iron pin; thence South 00 degrees 53 minutes 10 seconds West 200.00 feet to a set iron pin; thence North 89 degrees 37 minutes 40 seconds East 250.00 feet to a set P.K. nail on the East line of said Section 15; thence along said East line, South 00 degrees 58 minutes 00 seconds West, 163.00 feet to the point of beginning, containing 23.366 acres, more or less. EXCEPTING THEREFROM a portion of the above described parcel the following: A part of the Southeast quarter of Section Fifteen (15), Township Six (6) North, Range Six (6) East, more particularly described as follows: Commencing at the Southeast corner of said section; thence along the East line of said section, North 00 degrees 58 minutes 00 seconds East (as assumed bearing), 295.92 feet to a P.K. nail set; thence along the North line of Commerce Park (a commercial subdivision in Jackson County), South 89 degrees 42 minutes 59 seconds West 853.24 feet, the point of beginning of this description; thence continuing along the North line of Commerce Park, South 89 degrees 42 minutes 59 seconds West 486.00 feet to an iron pin on the West line of the Southeast quarter of the Southeast quarter of said Section 15; thence along said West line, North 01 degree 49 minutes 58 seconds East 787.78 feet to an iron pin on the Southerly right-of-way of a frontage road; thence along said right-of-way South 89 degrees 53 minutes 28 seconds East 348.50 feet to a point on the said Southerly right-of-way; thence South 05 degrees 56 minutes 32 seconds East 146.91 feet to a point; thence South 76 degrees 25 minutes 28 seconds West 62.58 feet to a point; thence South 06 degrees 12 minutes 00 seconds East, 242.80 feet to a point; thence North 89 degrees 43 minutes 00 seconds East 143.17 feet to a point; thence South 01 degree 42 minutes 59 seconds West 382.99 feet to the point of beginning, containing 322,078.7215 square feet, 7.3939 acres, more or less.

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Parcel II:

Part of the southeast quarter of section fifteen (15), township six (6) north, range six (6) east, lying in the city of Seymour, Indiana and intended to be a part of that land as described and recorded in deed record 252, pages 296-305, in the office of the recorder of Jackson county, Indiana and described as follows: commencing at a mag nail (found) in u. S. Highway 31 marking the southeast corner of said section; thence north 00 degrees 07 minutes 28 seconds west along the east line of said quarter a distance of 949.52 feet to a mag nail (set); thence south 89 degrees 32 minutes 12 seconds west a distance of 53.66 feet to a ½ inch rebar (found) on the west right of way line of said highway and the point of beginning; thence continuing south 89 degrees 32 minutes 12 seconds west a distance of 300.54 feet to a ½ inch rebar (found); thence north 00 degrees 17 minutes 35 seconds west a distance of 300.56 feet to a ½ inch rebar (found) on the southern right of way line of U.S. highway 50; thence north 71 degrees 56 minutes 34 seconds east along said southern line a distance of 315.41 feet to a right of way marker (found) at the intersection of said southern line and the west right of way line of U.S. 31, the following 3 calls are along said west line; thence south 03 degrees 51 minutes 03 seconds east a distance of 161.58 feet to a right of way marker (found); thence south 02 degrees 16 minutes 56 seconds west a distance of 216.14 feet to a right of way marker (found); thence south 00 degrees 08 minutes 57 seconds west a distance of 18.71 feet to the point of beginning, containing 2.45 acres, more or less.

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EXHIBIT A-84

[See attached legal description for Binghamton, New York property]

{B1595038; 1}

3.207 Binghamton, NY
753 Upper Court St.
P.O. Box 190
Binghamton, NY 13904
(TCA Site No. 207)

A-84

Legal Description

PARCEL I:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York, being a part of lot Number 20 Bingham's Patent, bounded and described as follows:

Beginning at a stake in the northerly line of the highway presently designated as U.S. Route No. 11 and New York Route No. 17 which said stake is in the westerly line of premises conveyed to Byron Layton by Ezekiel Finch by deed recorded in the Broome County Clerk's Office January 28, 1868 in Book 75 of Deeds at page 216; thence North 7° 09' East and along the westerly line of said premises 149.47 feet to an iron; thence South 74° 58' East 176.2 feet to an iron, which said iron is 362.4 feet from the center line of Court Street and measured along the westerly line of premises conveyed by Admiral P. Layton, et al to Byron A. Layton and Nellie H. Layton, his wife, by deed recorded in said Clerk's Office August 29, 1931 in Book 413 of Deeds at page 121; thence North 6° 41' East 47.1 feet to an iron now or formerly in the center of a brook; thence South 48° 09' East 211.72 feet to an iron now or formerly in the center of said book; thence South 6° 41' West 231 feet to an iron in the northerly line of said highway; thence north 54° 42' West and along the northerly line of said highway 268+ feet to a point; thence north 58° West and along said highway line 125.5 feet to the point or place of beginning.

PARCEL II:

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Kirkwood, Broome County, New York being a part of premises conveyed to Charles C. Morgan by Admiral P. Layton September 11, 1928 by deed recorded in Broome County Clerk's Office in Liber 382 of Deeds, page 36 and more particularly described as follows: Commencing at a point in the center of the highway leading from Binghamton to Kirkwood on the north side of the Susquehanna River and in the west line of said premises of Charles C. Morgan; thence southwardly passing through an iron stake standing at or near the south line of the said highway and along the west line of the said premises of Charles C. Morgan about 400 feet to a point, 375 feet from the said iron stake; thence eastwardly at right angles 174.6 feet; thence northwardly at an interior angle of 90° 05' along a line marked with stakes about 362.4 feet to the center of the above mentioned highway, the last described course passing through an iron stake standing at or near the south line of the said highway; thence westwardly along the center of the said highway about 179 feet to the place of beginning.

EXCEPTING AND RESERVING THEREFROM, ALL THAT TRACT OR PARCEL OF LAND, situated in the Town of Kirkwood, County of Broome and State of New York, in Lot No. Twenty (20) of Bingham's Patent, bounded and described as follows: Beginning at an iron in the west line of lands formerly of Admiral Layton about four hundred (400) feet southerly from the center of Court Street at the southwest corner of a lot conveyed to Charles Morgan by deed recorded in Deed Book No. 413 at page 120; thence along the west line of said lot, North seven (7) degrees nine (9) minutes East, twenty-six and twenty-seven hundredths (26.27) feet to an iron; running thence South seventy-four (74) degrees fifty-eight (58) minutes East, one hundred seventy-six and two tenths (176.2) feet to an iron at the southeast corner of said lot; running thence along the south line of said lot North

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eighty-three (83) degrees thirty-two (32) minutes West, one hundred seventy-four and six tenths (174.6) feet to the point or place of beginning.

PARCEL III:

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Kirkwood, County of Broome and State of New York, being a part of the premises conveyed to Charles Morgan by Admiral P. Layton by deed dated Sept. 11, 1928, and recorded in the Broome County Clerk's Office in Book of Deeds No. 382, at page 36, and more particularly described as follows: Commencing at an iron pipe in the southerly line of the highway leading form Binghamton to Kirkwood on the north side of the Susquehanna River, and which point of beginning is the northeast corner of the premises now or formerly owned by Mitchell Shulman; thence along the southerly line of said highway a distance of 175.67 feet to an iron pipe; thence S 6° 41' W a distance of 392.12 feet to a point; thence N 48° 09' W a distance of 212.65 feet more or less to an iron pipe; thence N 6° 27' E a distance of 284.97 feet to the point of beginning.

PARCEL IV:

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Kirkwood, Broome County, New York, bounded and described as follows: Commencing at a point in the northerly line of "Upper Court Street" presently designated as New York State Route No. 17 and U.S. Route 11, where the same is intersected by the westerly line of premises formerly known as the "Byron Layton Farm"; thence north 4° 52' west 259.58 feet to an iron pipe; thence south 85° 13' west 203.09 feet to an iron; thence south 4° 52' east 107,35 feet to a point in the north bounds of said highway at the center of a pipe sluiceway under said highway; thence southeastwardly and along the northerly line of said highway 254 feet to the point or place of beginning.

PARCEL V:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York, bounded and described as follows:

Beginning at a rebar (reinforcing rod) found at the intersection of the southerly boundary of Barlow Road with the easterly line of the parcel described in the deed to Clinton R. Wood and Ralph V. Wood recorded in Liber 1000 of Deeds at page 59;

Thence along the lines of said Wood parcel the following three courses:

South 06° 26' 59" West a distance of 166.95 feet to a rebar set;

Thence South 79° 31' 52" East a distance of 203.41 feet to a rebar set;

Thence South 05° 54' 06" West a distance of 80.75 feet to a pipe found at the northeasterly corner of the first parcel described in the deed to Clinton R. Wood and Ralph V. Wood recorded in Liber 781 of Deeds at page 55;

Thence South 05° 38' 06" West along the easterly line of said Wood parcel a distance of 257.77 feet to a rebar set;

Thence North 61° 09' 04" West through said Wood parcel a distance of 302.28 feet to a rebar set in the westerly line of said parcel;

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Thence North 05° 58' 59" East along the westerly line of both of the above mentioned Wood parcels a distance of 406.98 feet to a pipe found in the southerly boundary of Barlow Road;

Thence South 81° 41' 33" East along said road boundary a distance of 75.47 feet to the point of beginning.

PARCEL VI:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York, bounded and described as follows:

BEGINNING at a point in the center of the highway leading from Kirkwood to Binghamton, commonly known as the Lackawanna Trail at a point where the East line of the farm conveyed by Elizabeth S. Slattery to Henry A. Bayless and Lillian A. Bayless by Warranty Deed dated February 1, 1900 and recorded in Broome County Clerk's Office February 3, 1900 in Book 177 of Deeds at page 238; Thence South along the Easterly line of the said farm to the North line of the right of way of the Erie Railroad Company; THENCE West along the North line of the right of way of the Erie Railroad Company 214 feet to a point; THENCE Northerly in a line parallel with the first line herein described to the center of said highway leading from Kirkwood to Binghamton; THENCE Easterly along the center of the highway 214 feet to the point of beginning. The premises hereby conveyed are bounded on the North by the Highway leading from Kirkwood to Binghamton, commonly known as the Lackawanna Trail; on the East by lands now or formerly of Nathan Wood; on the south by the right of way of Erie Railroad Company; and on the West by lands of said party of the first part.

ALSO ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York and being a parcel approximately 63.2 feet on Barlow Road, so called, formerly (Old Route 17) and having a depth of approximately 23.19 feet on the Westerly boundary and 236.6 feet on the Easterly boundary.

EXPECTING THEREFROM the above two parcels of land, one parcel of land conveyed by Charles L. Crawford and Eva J. Crawford to Nate Wood by Warranty Deed dated February 4, 1948 and recorded in Broome County Clerk's Office February 4, 1948 in Book 667 of Deeds at page 229, said parcel containing Approximately 5 acres of land more or less; and one parcel of land conveyed by Eva J. Crawford to Clinton R. Wood and Ralph V. Wood by Warranty Deed dated May 25, 1959 and recorded in said Clerk's Office on May 25, 1959 in Book 1000 of Deeds at page 59.

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PARCEL VII:

ALL that certain lot, piece or parcel of land situate in the Town of Kirkwood, County of Broome and State of New York, lying and being northerly of Upper Court Street (N.Y.S. Route 11) (varied R.O.W. width) with all bearings being referred to true North at the 76 degree 35 minute meridian of west longitude (cors 2007), bounded and described as follows:

COMMENCING at a found 5/8 inch rebar on the existing northerly highway boundary of Upper Court Street (N.Y.S. Route 11) at its intersection with the division line between the property owned by HPT TA Properties Trust on the east and the property now or formerly owned by D.A.S. Development Corp. on the west;

THENCE North 05 degrees 11 minutes 36 seconds West, along the last mentioned division line, passing through a found 5/8 inch rebar with cap at 107.32 feet, a total distance of 109.33 feet to a set mag nail, said mag nail being the point or place of beginning;

RUNNING THENCE from said point of beginning, North 02 degrees 43 minutes 39 seconds West, through said property now or formerly owned by D.A.S. Development Corp., a distance of 133.67 feet to a set mag nail at its intersection with the division line between said property owned by D.A.S. Development Corp. on the south and the property now or formerly owned by Milton E. and Joan M. Harrington on the north;

THENCE South 79 degrees 24 minutes 36 seconds East, along the last mentioned division line, a distance of 205.00 feet to a set mag nail; at its intersection with the division line between said property owned by HPT TA Properties Trust on the east and said property now or formerly owned by D.A.S. Development Corp. on the west;

THENCE South 05 degrees 14 minutes 36 seconds East, along the last mentioned division line, passing through a set mag nail at 48.00 feet, a total distance of 78.08 feet to a point at its intersection with the division line between said property owned by HPT TA Properties Trust on the south and said property now or formerly owned by D.A.S. Development Corp. on the north.

Thence South 84 degrees 53 minutes 24 seconds west, along the last mentioned division line, passing through a set mag nail at 78.00 feet, A total distance of 203.09 feet to the point or place of BEGINNING.

CONTAINING 21,261 square feet or 0.4881 acre, more or less.

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